STATE OF MISSOURI)
)
ST. LOUIS COUNTY)

ORDINANCE NO. 24,181

BILL NO. ______

RESOLUTION NO. ______

OTHER: ______

*I, **GENEVIEVE M. FRANK**, County Clerk in and for said County, hereby certify the attached document(s) identified above to be a true copy of records on file in the Office of the County Clerk.*

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said County at Office in Clayton, this 16th day of November, 2009.

Genevieve M. Frank
GENEVIEVE M. FRANK
COUNTY CLERK

By Jeanette O. Hook
JEANETTE O. HOOK
Deputy County Clerk

BILL NO. 303, 2009

ORDINANCE NO. 24,181, 2009

Introduced by Councilmember Burkett

AN ORDINANCE

AUTHORIZING ST. LOUIS COUNTY, MISSOURI, TO ISSUE ITS TAXABLE INDUSTRIAL REVENUE BONDS (EDWARD JONES MARYLAND HEIGHTS PHASE III PROJECT), SERIES 2009, IN A PRINCIPAL AMOUNT NOT TO EXCEED $125,000,000.00 FOR THE PURPOSE OF PROVIDING FUNDS TO PAY THE COSTS OF PURCHASING AND CONSTRUCTING A FACILITY FOR AN INDUSTRIAL DEVELOPMENT PROJECT IN THE COUNTY; APPROVING A PLAN FOR THE PROJECT; AND AUTHORIZING THE COUNTY TO ENTER INTO CERTAIN AGREEMENTS AND TAKE CERTAIN OTHER ACTIONS IN CONNECTION WITH THE ISSUANCE OF THE BONDS.

WHEREAS, St. Louis County, Missouri, a constitutional charter county and political subdivision of the State of Missouri (the "**County**"), is authorized and empowered pursuant to the provisions of Article VI, Section 27(b) of the Missouri Constitution, Sections 100.010 through 100.200, inclusive, of the Revised Statutes of Missouri (RSMo) (collectively, the "**Act**"), and the County Charter, to purchase, construct, extend and improve certain projects (as defined in Section 100.010 RSMo) and to issue industrial development revenue bonds for the purpose of providing funds to pay the costs of such projects and to lease or otherwise dispose of such projects to private persons or corporations for manufacturing, commercial, warehousing and industrial development purposes upon such terms and conditions as the County shall deem advisable; and

WHEREAS, Section 100.050 RSMo requires the County to prepare a plan in connection with any industrial development project undertaken pursuant to the Act; and

WHEREAS, a Plan for an Industrial Development Project (the "**Plan**") has been prepared in the form of **Exhibit 1** attached hereto; and

WHEREAS, the proposed industrial development project consists of a new office building and accompanying parking structure (as hereinafter defined the "**Project**") for use by The Jones Financial Companies, L.L.L.P., a Missouri limited liability limited partnership, its successors and assigns ("**JFC**"), including its affiliates EDJ Leasing Co., L.P., a Missouri limited partnership, its successors and assigns ("**EDJ Leasing**") and Edward D. Jones & Co., L.P., a Missouri limited partnership, its successors and assigns ("**EDJ Co**" and together with JFC and EDJ Leasing, "**Edward Jones**"), and will be constructed as the third phase of an expansion of facilities on its Maryland Heights campus which serves Edward Jones, a brokerage firm headquartered in St. Louis County, Missouri; and

WHEREAS, notice of the County's consideration of the Plan has been given in the manner required by the Act, and the County Council has fairly and duly considered all comments submitted to

the County Council regarding the proposed Plan; and

WHEREAS, the County Council hereby finds and determines that it is desirable for the improvement of the economic welfare and development of the County and within the public purposes of the Act that the County: (a) approve the Plan pursuant to the Act, (b) acquire an approximately 12.4 acre parcel of land described and depicted on **Exhibit 2** attached hereto (the "**Phase III Project Site**"), located west of Progress Parkway in Maryland Heights, Missouri, (c) cause to be constructed on the Phase III Project Site certain real property improvements (the "**Phase III Project Improvements**") as described in the Bond Documents (as hereinafter defined, the "**Bond Documents**"), (d) cause to be constructed within the Phase III Project Improvements certain other improvements as described in the Bond Documents (the "**Phase III Tenant Improvements**"), (e) cause the acquisition and installation of certain equipment and personal property as described in the Bond Documents (the "**Phase III Project Equipment**" and, collectively with the Phase III Project Improvements, the Phase III Tenant Improvements and the Phase III Project Site, the "**Project**"); and

WHEREAS, the County Council hereby further finds and determines that it is desirable for the improvement of the economic welfare and development of the County and within the public purposes of the Act that the County issue its (i) Taxable Industrial Revenue Bonds (Edward Jones Maryland Heights Phase III Project - Phase III Project Site and Phase III Project Improvements), Series 2009A-3 (the "**2009A-3 Bonds**"), for the purpose of providing funds to pay the costs of the Phase III Project Site and Phase III Project Improvements; (ii) Taxable Industrial Revenue Bonds (Edward Jones Maryland Heights Phase III Project - Phase III Tenant Improvements), Series 2009B-3 (the "**2009B-3 Bonds**"), for the purpose of providing funds to pay the costs of the Phase III Tenant Improvements; and (iii) Taxable Industrial Revenue Bonds (Edward Jones Maryland Heights Phase III Project - Phase III Project Equipment), Series 2009C-3 (the "**2009C-3 Bonds**" and together with the 2009A-3 Bonds and the 2009B-3 Bonds, the "**Bonds**"), for the purpose of providing funds to pay the costs of the Phase III Project Equipment; and

WHEREAS, the Bonds will be issued in an aggregate principal amount which will not exceed $125,000,000 to pay the costs of the Project; and

WHEREAS, the County will (i) execute and deliver a trust indenture (the "**2009A-3 Indenture**") with Commerce Bank, N.A., Kansas City, Missouri, as Trustee (the "**Trustee**"), for the purpose of issuing and securing the 2009A-3 Bonds, (ii) enter into a lease agreement with EDJ Leasing (the "**2009A-3 Lease**"), under which the County will lease the Phase III Project Site and Phase III Project Improvements to EDJ Leasing, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the 2009A-3 Bonds as the same become due, and (iii) enter into a Future Advance Deed of Trust and Security Agreement (the "**Phase III Mortgage**") among the County, the mortgage trustee named therein and the Trustee, under which the County will pledge its interest in the Phase III Project Site, the Phase III Project Improvements and the Phase III Tenant Improvements as security for the 2009A-3 Bonds and the 2009B-3 Bonds; and

WHEREAS, the County will (i) execute and deliver a trust indenture (the "**2009B-3 Indenture**") with the Trustee, for the purpose of issuing and securing the 2009B-3 Bonds, and (ii) enter into a lease agreement the "**2009B-3 Lease**") with EDJ Co, under which the County will lease the Phase III Tenant Improvements to EDJ Co, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the 2009B-3 Bonds as the same become due; and

WHEREAS, the County will (i) execute and deliver a trust indenture with the Trustee (the "**2009C-3 Indenture**" and together with the 2009A-3 Indenture and the 2009B-3 Indenture, the "**Indentures**" and each an "**Indenture**") for the purpose of issuing and securing the 2009C-3 Bonds, and (ii) enter into a lease agreement (the "**2009C-3 Lease**" and together with the 2009A-3 Lease and the 2009B-3 Lease, the "**Leases**" and each a "**Lease**") with EDJ Co, under which the County will lease the Phase III Project Equipment to EDJ Co, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the 2009C-3 Bonds as the same become due; and (iii) a Security Agreement among the County and the Trustee (the "**Phase III Security Agreement")**, under which the County will pledge its interest in the Phase III Project Equipment as security for the 2009C-3 Bonds; and

WHEREAS, the County and Edward Jones, will enter into certain Performance Agreements Regarding Obligations (the "**Obligations Agreements**") under which Edward Jones will make certain payments (the "**Payments**") to the County in consideration of the County issuing the Bonds; and

WHEREAS, the County and Edward Jones, will enter into a Jobs Agreement (the "**Jobs Agreement**") under which Edward Jones will agree to maintain existing jobs and create and maintain new jobs in the County in consideration of the County issuing the Bonds; and

WHEREAS, in connection with the issuance of the Bonds, the County and Edward Jones will enter into certain Indemnity Agreements (the "**Indemnity Agreements**") under which Edward Jones will provide certain indemnities regarding Hazardous Materials; and

WHEREAS, the County Council further finds and determines that it is necessary and desirable in connection with the issuance of the Bonds that the County enter into certain documents, and that the County take certain other actions and approve the execution of certain other documents as herein provided.

NOW, THEREFORE,

BE IT ORDAINED BY THE COUNTY COUNCIL OF ST. LOUIS COUNTY, MISSOURI, AS FOLLOWS:

SECTION 1. Approval of the Plan. The County Council hereby approves the Plan for an Industrial Development Project attached as **Exhibit 1** hereto.

SECTION 2. Authorization for the Project. The County is hereby authorized to provide for the purchase, construction, extension and improvement of the Project, all in the manner and

as more particularly described in the Indentures and the Leases hereinafter authorized.

SECTION 3. Authorization of the Bonds. The County is hereby authorized to issue and sell the Bonds as described in the recitals hereto for the purpose of providing funds to pay the costs of the Project. The Bonds shall be issued and secured pursuant to the respective Indentures described below and shall have such terms, provisions, covenants and agreements as are set forth in the respective Indentures.

SECTION 4. Limitation on Liability. The Bonds and the interest thereon shall be limited obligations of the County payable solely out of certain payments, revenues and receipts derived by the County from the respective Leases as described in the respective Indenture securing each respective Series of Bonds. The Bonds and the interest thereon shall not constitute general obligations of the County or the State of Missouri (the "**State**"), and neither the County nor the State shall be liable thereon. The Bonds shall not constitute an indebtedness within the meaning of any constitutional, charter or statutory debt limitation or restriction, and are not payable in any manner by taxation.

SECTION 5. Authorization of Documents. The County is hereby authorized to enter into the following documents (the "**Bond Documents**"), in substantially the forms presented to and approved by the County Council and attached to this Ordinance, with such changes therein as shall be approved by the officials of the County executing the documents, such officials' signatures thereon being conclusive evidence of their approval thereof:

a) 2009A-3 Indenture;
b) 2009B-3 Indenture;
c) 2009C-3 Indenture;
d) 2009A-3 Lease;
e) 2009B-3 Lease;
f) 2009C-3 Lease;
g) Phase III Mortgage;
h) Phase III Security Agreement;
i) Performance Agreement (Maryland Heights Phase III Project - Series 2009A-3 and Series 2009B-3);
j) Performance Agreement (Maryland Heights Phase III Project - Series 2009C-3);
k) Jobs Agreement;
l) Indemnity Agreement (Maryland Heights Phase III Project - Series 2009A-3 and Series 2009B-3);
m) Indemnity Agreement (Maryland Heights Phase III Project - Series 2009C-3);
n) Bond Purchase Agreement between the County and the purchaser of the Bonds named therein.

SECTION 6. Execution of Documents. The County Executive is hereby authorized to execute each Series of the Bonds and to deliver the Bonds to the Trustee for authentication for and on behalf of and as the act and deed of the County in the manner provided in the respective Indenture securing such Series of Bonds. The County Executive is hereby authorized to execute the Bond Documents and such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance, for and on behalf of

and as the act and deed of the County. The Administrative Director is hereby authorized to attest to and affix the seal of the County to the Bonds and the Bond Documents and such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance.

SECTION 7. Further Authority.

a) The County shall, and the officers, agents and employees of the County are hereby authorized and directed to, take such further action, and execute such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance, to carry out the acquisition, construction and furnishing of the Phase III Project, and to carry out, comply with and perform the duties of the County with respect to the Bonds. The County Executive is hereby authorized, through the term of the Leases described in Section 5, subparagraphs (d) through (f) above (collectively, the "**Leases**"), to execute all documents on behalf of the County (including documents pertaining to the transfer of property and certificates regarding default and estoppel) as may be required to carry out and comply with the intent of this Ordinance and the Bond Documents.

b) The County shall, and the officers, agents and employees of the County are hereby authorized and directed to, take such further action, and execute such other documents, certificates and instruments as may be necessary or desirable in connection with the filing of any subdivision plats of the Project Site, to confirm and grant or release the County's fee interest (and the Trustee's interests under the Phase III Mortgage or the Phase III Security Agreement) as to any easement, license, right-of-way or other right or privilege, as authorized in the Leases, to release and convey the roadway right of way known as Edward Jones Boulevard for dedication to the City of Maryland Heights, and to release and convey any portion of the Phase III Project Site which is not needed for the Phase III Project.

SECTION 8. Effective Date. This Ordinance shall be in full force and effect in accordance with the provisions of the County Charter.

ADOPTED: NOVEMBER 10, 2009

APPROVED: NOVEMBER 12, 2009

ATTEST: [signature]
ADMINISTRATIVE DIRECTOR

[signature]
CHAIR, COUNTY COUNCIL

[signature]
COUNTY EXECUTIVE

APPROVED AS TO LEGAL FORM:

[signature]
COUNTY COUNSELOR